SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

CONMED CORPORATION

(Name of Registrant as Specified In Its Charter)

Voce Catalyst Partners LP

Voce Capital LLC

Voce Capital Management LLC

James W. Green

Joshua H. Levine

J. Daniel Plants

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

CONMED CORPORATION

__________________________

PROXY STATEMENT

OF

VOCE CATALYST PARTNERS LP

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

This Proxy Statement and the enclosed WHITE proxy card are being furnished by Voce Catalyst Partners LP (“VCP”), Voce Capital LLC (“VC”), Voce Capital Management LLC (“VCM”), J. Daniel Plants (together with VCP, VC and VCM, "Voce," "we" or "us") and Voce's nominees listed below in connection with the solicitation of proxies (the "Proxy Solicitation") from the shareholders of CONMED CORPORATION ("ConMed" or the "Company").

For the reasons set forth in this proxy statement (the "Proxy Statement"), we do not believe that the current board of directors of the Company (the "Board") is acting in the best interests of the Company's shareholders. We are therefore seeking your support at the 2014 annual meeting of shareholders (the "Annual Meeting") to be held at the offices of the Company at 525 French Road, Utica, New York on Wednesday September 10, 2014 at 3:30 p.m. (New York time), with respect to the following (each, a "Proposal" and, collectively, the "Proposals"):

1.	To elect Voce’s three independent director nominees, James W. Green, Joshua H. Levine and J. Daniel Plants (the "Nominees" and together with Voce, the "Participants"), and the Company's candidates for election at the Annual Meeting other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia to serve as directors on the Board until the 2015 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to three of the Company’s director nominees;

2.	To vote for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To vote against the Company’s proposal to approve, on an advisory basis, executive compensation; and

4.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

We are seeking to change a minority of the Board to ensure that the interests of the shareholders are appropriately represented in the boardroom. The Board is currently composed of eight directors, all of whom are up for election at the Annual Meeting. Through this Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect the Nominees. Shareholders who vote on the enclosed WHITE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement for the Annual Meeting (the “Company’s Proxy Statement”). There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected.

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The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as July 22, 2014 (the “Record Date”). Voce is soliciting proxies for use at the Annual Meeting. The mailing address of the principal executive offices of the Company is 525 French Road, Utica, New York 13502.  As of the date hereof, Voce, together with the other Participants in this Proxy Solicitation, beneficially owned 168,638 shares of Common Stock, which represents approximately 0.62% of the outstanding Common Stock (based upon the 27,344,609 shares of Common Stock outstanding as of July 22, 2014, as reported in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2014, filed with the Securities and Exchange Commission (the "SEC") on July 25, 2014).  We intend to vote such shares of Common Stock FOR the election of the Nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and AGAINST the advisory vote on approving executive compensation, in each case as described herein.

This proxy statement and WHITE proxy card are first being mailed or given to the Company's shareholders on or about August 13, 2014.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY.  THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH THE PARTICIPANTS ARE NOT AWARE OF A REASONABLE TIME BEFORE THE DATE OF THIS PROXY STATEMENT, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

VOCE URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

If you have already voted for the incumbent management slate, you have every right to change your vote. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to Voce Catalyst Partners LP, c/o Georgeson, Inc., 480 WASHINGTON BLVD., 26TH FLOOR, JERSEY CITY, NJ 07310, which is assisting this proxy solicitation, or to the Secretary of the Company, or by voting in person at the Annual Meeting.

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IMPORTANT

PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in "street" name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to vote FOR the election of the Nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and AGAINST the advisory vote on approving executive compensation. Please follow the instructions provided on the enclosed WHITE proxy card. If your bank, broker firm, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed WHITE proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Voce Catalyst Partners LP, c/o Georgeson, Inc., 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote on the Proposals. If you are a shareholder of record as of the close of business on the Record Date, you will retain your right to vote even if you sell your shares of Common Stock after the Record Date.

If you own shares through a broker in street name, you may instruct your broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your broker with voting instructions at least ten days before the Annual Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), there are no "routine" proposals in a contested proxy solicitation. Even though the Common Stock is listed on the NASDAQ Global Select Market, the NYSE rules apply to brokers who are NYSE members voting on matters being submitted to stockholders at the Annual Meeting. Because Voce has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by Voce.

Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted in the tabulation of the voting results with respect to a particular proposal.

According to the Company’s Proxy Statement, (i) votes "withheld" in respect of a candidate will have no effect on the outcome of the election of directors except in the case of votes withheld to the extent they revoke earlier dated proxy cards pursuant to Proposal 1; (ii) in accordance with New York State law, abstentions will not be counted in determining the votes cast at the Annual Meeting; and (iii) abstentions and "broker non-votes" will be counted for the purposes of determining whether there is a quorum and will have no effect on the outcome of Proposals 1, 2 and 3.

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy, please contact Georgeson, Inc. Toll-Free at (800) 905-7281.

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INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by VCP, a Delaware limited partnership; VCM, a California limited liability company, which serves as the investment manager to VCP; VC, a Delaware limited liability company, which serves as the sole Managing Member of VCM and the General Partner of VCP; Mr. Plants, a United States citizen, who serves as the sole Managing Member of VC and the Managing Partner of VCP, and is a Nominee; and each of the other Nominees, James W. Green and Joshua H. Levine.

The principal business of VCP is to invest in securities and the principal business of VCM and VC is investment management. The principal business of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page 8.

The principal business address of Voce is 600 Montgomery Street, Suite 210, San Francisco, CA 94111. The principal business address of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page 8.

As of the date of this filing, the Participants beneficially own an aggregate of 168,638 shares of Common Stock, constituting approximately 0.62% of the shares of Common Stock outstanding, as follows: (a) 79,285 shares of Common Stock are beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) by VCP, 100 shares of which are owned by VCP in record name; (b) 131,338 shares of Common Stock may be deemed to be beneficially owned by VCM, by virtue of its role as an investment advisor; (c) 131,338 shares of Common Stock may be deemed to be beneficially owned by VC, by virtue of it being the general partner of VCM; (d) 134,438 shares of Common Stock may be deemed to be beneficially owned by J. Daniel Plants, 131,338 of which by virtue of his direct and indirect control of VCP, VCM and VC; (e) 450 shares of Common Stock are beneficially owned by Mr. Green; and (f) 33,750 shares of Common Stock are beneficially owned by Mr. Levine. Please see Annex I for all transactions in Common Stock effectuated by the Participants during the past two years.

Voce, Mr. Plants, Mr. Green and Mr. Levine may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 168,638 shares of Common Stock, constituting approximately 0.62% of the Company's outstanding shares of Common Stock. Voce disclaims beneficial ownership of any shares of Common Stock beneficially owned by Mr. Green or Mr. Levine. Mr. Green and Mr. Levine each disclaim beneficial ownership of any shares of Common Stock beneficially owned by any Participant other than such Nominee.

Except as set forth in this Proxy Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of ConMed; (iii) no Participant owns any securities of ConMed which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of ConMed during the past two years; (v) no part of the purchase price or market value of the securities of ConMed owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of ConMed, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of ConMed; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of ConMed; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of ConMed's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which ConMed or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by ConMed or its affiliates, or with respect to any future transactions to which ConMed or any of its affiliates will or

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may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to ConMed or any of its subsidiaries or has a material interest adverse to ConMed or any of its subsidiaries. With respect to each of the Participants, except as set forth in this Proxy Statement (including the Annexes hereto), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

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BACKGROUND OF THE PROXY SOLICITATION

During the summer and fall of 2013, representatives of Voce had multiple meetings with Joseph J. Corasanti, who at the time was the Company’s President and Chief Executive Officer; Robert Shallish, Jr., the Company’s Chief Financial Officer; and Luke Pomilio, the Company’s Vice President, Controller and Corporate General Manager, to discuss the Company’s business, strategy, prospects and corporate governance.

On July 24, the Company reported its second quarter results and reduced the top end of its previous sales and earnings guidance range for the full year 2013. During the Q&A portion of the conference call discussing the results, one of the Company’s largest shareholders posed the following question: “I just wonder why it’s not in the shareholders’ best interest to maybe, hire a bank and see whether a strategic [acquiror] might surface that would rectify the 50% or greater discount the Company is currently bearing in the public markets versus what the private markets might bear?”

On October 24, the Company reported its third quarter results and once again decreased its full year 2013 sales and earnings guidance.

On November 4, Voce issued a press release and published a thirteen page letter to the Company’s Board (the "November 4 Letter"), in which Voce criticized the Company’s corporate governance, operational performance and leadership. In the November 4 Letter, Voce noted the docile cooperation of the Board which allowed the Company to be mismanaged. The November 4 Letter also expresses Voce's belief that the Company is attractive to a wide range of strategic acquirers.

On November 12, Mark E. Tryniski, the Company’s Lead Independent Director, sent a six paragraph letter to Voce purportedly responding to the detailed analysis and criticisms set forth in Voce’s letter.

On December 11, a representative of Voce traveled to New York and met with Mr. Tryniski to discuss Voce’s concerns.

On February 6, 2014, Coppersmith Capital Management, LLC (“Coppersmith”), and one of its Managing Members, Jerome L. Lande, disclosed in a Schedule 13D that it had accumulated approximately 5.9% of the Company’s outstanding shares in the 25 trading days from December 30, 2013 through February 4, 2014. Coppersmith did not have a position in the Company prior to December 30, 2013.

On February 11, Voce disclosed in a press release that it intended to nominate four nominees for election to the Board at the Annual Meeting.

On February 25, 2014, the Company entered into a nomination and standstill agreement with Coppersmith pursuant to which the Company, among other things, increased the size of the Board to eleven members, appointed Mr. Lande and Curt R. Hartman to the Board and agreed to nominate a third candidate approved by Coppersmith (together, the "Coppersmith Nominees").

On February 27, 2014, Voce issued a press release and published a letter to the Company setting forth its reasons for disagreeing with the Board's decision to appoint the Coppersmith Nominees to the Board. Such reasons included doubts about the Coppersmith Nominees' qualifications and fitness to serve as directors of the Board, although Coppersmith has denied certain of the information cited and a violation of the proxy rules with respect to which we expressed concern cannot be definitively determined to have occurred. Voce is not in possession of independent information that allows it to express a view on the veracity of certain allegations made by Alere Corporation and previously cited.

On February 28, 2014, the Company issued a press release announcing that the date of the Annual Meeting was set for May 22, 2014.

On March 12, 2014, Voce delivered a nomination notice to the Company in which it disclosed that it intended to nominate five nominees for election to the Board at the Annual Meeting.

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On March 14, 2014, the Company issued a press release acknowledging receipt of Voce’s director nominations, postponing the record date for the Annual Meeting and announcing that the Annual Meeting was expected to be held no later than July 31, 2014.

Also on March 14, 2014, the Company’s legal counsel contacted Voce’s legal counsel to inquire whether Voce would be willing to enter into a confidentiality agreement with the Company in case there were settlement discussions at some unspecified date in the future. Since Voce believed that such a contingent confidentiality agreement is neither customary nor necessary, Voce declined to enter into such agreement at that time. The Company specifically did not offer to engage in settlement discussions.

On March 24, 2014, Voce sent a letter to the Company expressing concerns about recent developments and cautioning the Company not to engage in any “scorched earth” tactics.

On April 15, 2014, Reuters reported that the Company had hired Bank of America Merrill Lynch and Greenhill & Co, LLC to approach larger orthopedic device makers regarding a potential sale of the Company. At no time before or during this “process” did the Company acknowledge the retention of investment bankers nor confirm that it was willing to consider strategic alternatives (including a potential sale of the Company).

On May 23, 2014 Voce sent a letter to the Board expressing its concerns regarding the Company’s management of its strategic review process. Voce also questioned why at the same time the Company was undergoing such a process the CEO was permitted to propagate the idea that the Company was on the hunt for acquisitions and would be comfortable incurring substantial indebtedness for an acquisition.

On June 2, 2014, the Company issued a press release announcing that it had scheduled the Annual Meeting for Wednesday, September 10, 2014, and that the record date for the Annual Meeting would be July 15, 2014. On June 8, 2014, the Company changed the record date to July 22, 2014.

On June 29, 2014, Voce delivered a nomination notice to the Company in which it disclosed that it intended to nominate four nominees for election to the Board at the Annual Meeting.

On July 23, 2014, the Company issued press releases where it disclosed, among other things:

•	the Company had missed its second quarter revenue guidance midpoint by 2.3% and was lowering its second half revenue guidance by approximately 7%;
•	it had concluded a 6 month review of strategic alternatives for the Company and the Board determined that the alternatives did not reflect the intrinsic value of the Company;
•	E. Corasanti had resigned from the Board;
•	J. Corasanti had resigned as the Company’s Chief Executive Officer, President and a member of the Board; and
•	Mr. Hartman was appointed the Company’s Interim Chief Executive Officer.

On July 23, 2014, the Company purportedly made to Voce a settlement offer, which was described by the Company as “best and final” and “non-negotiable.” True to its word, the Company was not willing to negotiate the terms of the offer. On July 29, 2014, the Company issued a press release disclosing the purported offer.

On July 24, 2014, Voce delivered a supplemental nomination notice to the Company.

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PROPOSAL 1 – ELECTION OF DIRECTORS

According to publicly available information, the Board currently consists of eight directors whose terms will expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our three independent Nominees. According to the Company's Proxy Statement, the Company intends to nominate eight candidates for election to the Board. Therefore, we are "rounding out" our slate of three Nominees by permitting shareholders to also vote for the Company's nominees other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia by voting on the WHITE proxy card.  If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance shareholder value. There is no assurance that any incumbent director will serve as a director if one or more of the Nominees are elected to the Board. You should refer to the Company's Proxy Statement for the names, background, qualifications and other information concerning the Company's nominees.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

James W. Green c/o Voce Capital 600 Montgomery Street Suite 210 San Francisco, CA 94111	56

Mr. Green has been the President, CEO and a director of Analogic Corporation, a publicly traded manufacturer of advanced medical imaging and security systems, since May 2007. From April 2005 to April 2007, Mr. Green was Regional Vice President, California Division, of Quest Diagnostics Incorporated, a publicly traded provider of diagnostic testing, information, and services. From 2001 to 2005, Mr. Green served as Senior Vice President & General Manager of Computed Tomography for Philips Medical Systems, a publicly traded provider of medical computed tomography systems. Prior to Philips, Mr. Green was Senior Vice President, Product Development, at Marconi Medical, a medical device company, which was acquired by Philips in 2001. In addition to Analogic Corporation, Mr. Green sits on the board of directors of the Massachusetts High Tech Council.

Based on Mr. Green’s position as the CEO of a publicly traded medical device company, his experience as a senior executive at multiple medical device companies and his technical and operational expertise, we believe he is well-qualified to serve as a director of the Company.

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Joshua H. Levine c/o Voce Capital 600 Montgomery Street Suite 210 San Francisco, CA 94111	56

Mr. Levine has served as the President and CEO and as a member of the board of directors of Accuray Incorporated, a publicly traded radiation oncology company that develops, manufactures and sells personalized treatment solutions, since October 2012. From November 2011 to October 2012, Mr. Levine attended to personal matters. From June 2011 to October 2011, Mr. Levine served as the President and CEO and as a member of the board of directors of Immucor Corporation, a publicly traded diagnostics manufacturer of automated instrumentation and reagents used in transfusion medical procedures that was acquired by TPG Capital in August 2011. From August 2010 through May 2011, Mr. Levine worked as an independent consultant. Prior thereto, Mr. Levine served in several executive capacities during his 14-year tenure with Mentor Corporation, a publicly traded medical device/surgical implant manufacturer that was acquired by Johnson & Johnson in early 2009. From June 2004 to January 2009, prior to the acquisition of Mentor Corporation by Johnson & Johnson, Mr. Levine served as President and CEO and as a member of the board of directors of Mentor Corporation, and following the acquisition, from January 2009 to July 2010, Mr. Levine served as its Worldwide President.

Based on Mr. Levine’s position as the CEO of a publicly traded medical device company, his experience as a CEO and senior executive at multiple medical device companies and his commercial leadership experience, we believe he is well-qualified to serve as a director of the Company.

J. Daniel Plants 600 Montgomery Street Suite 210 San Francisco, CA 94111	47

Mr. Plants has been the Managing Partner of Voce Capital Management since founding the firm in 2009. Prior to Voce, he served as a Managing Director and Head of Communications Technology and Media for Needham & Company LLC, an investment banking and asset management firm focused on small-capitalization companies, from July 2007 through May 2009. Prior to then, Mr. Plants held a number of positions at leading Wall Street firms, including executive positions in investment banking at Goldman Sachs and JPMorgan Chase and as a corporate attorney with Sullivan & Cromwell. He has previously served as a director of Volunteers of America – Greater New York from 2002 until 2005 and the Bay Area Urban Debate League, which he co-founded and where he served as Vice Chairman, from 2008 until 2012.

Based on Mr. Plants’s career in investment banking and principal investing, his expertise managing strategic alternatives processes for dozens of companies and experience in corporate governance and strategic transactions, we believe he is well-qualified to serve as a director of the Company.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. If elected, each of the Nominees will be considered an independent director of ConMed under the Company's Corporate Governance Principles and under applicable NASDAQ rules and under Item 407(a) of Regulation S-K.

Each of the Nominees has entered into a nominee agreement pursuant to which VCM has agreed to pay the costs of soliciting proxies, and to defend and indemnify him against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. No Nominee will receive any compensation under his respective nominee agreement and will not receive any compensation from Voce or its affiliates for his services as a director of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's then-established practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected.  Voce does not expect that any of the Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Nominees should occur unexpectedly, the shares of Common Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by Voce.  If Voce determines to add nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Voce will supplement this Proxy Statement.

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The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. According to the Company's Proxy Statement, votes against, and votes withheld in respect of, a candidate will have no effect on the outcome of the election of directors except in the case of votes withheld to the extent they revoke earlier dated proxy cards.

WE URGE YOU TO VOTE YES TO THE ELECTION OF OUR NOMINEES PURSUANT TO PROPOSAL 1.

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PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed PricewaterhouseCoopers LLP (“PWC”) to audit its financial statements for the fiscal year ending 2014, subject to shareholder ratification. According to the Company’s Proxy Statement, PWC has been the Company’s independent registered public accounting firm since 1982.

Unless otherwise specified, shares represented by proxies will be voted for the ratification of the appointment of PWC as the Company’s independent registered public accounting firm for 2014. According to the Company’s Proxy Statement, neither its Certificate of Incorporation nor its By-laws require that the shareholders ratify the appointment of PWC as their independent registered public accounting firm, but the Company seeks such ratification because it believes it is a matter of good corporate governance. Even if the shareholders do not ratify the appointment, the Audit Committee may elect to retain PWC. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Representatives of PWC are expected to be present at the meeting. Those representatives are expected to have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of votes cast at the meeting is necessary for the ratification of the appointment of PWC as the Company’s independent registered public accounting firm for 2014.

WE RECOMMEND YOU VOTE FOR PROPOSAL 2.

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PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company will be providing shareholders with the opportunity to approve, on an advisory basis, the Company’s executive compensation. Based on the Company’s Proxy Statement, we believe this Proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement.”

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Compensation Committee and the Board will review the voting results when evaluating the executive compensation programs, according to the Company’s Proxy Statement.

Voce believes shareholders should vote to disapprove the compensation of the Company's Named Executive Officers. Voce believes that the Company’s Named Executive Officers have been overcompensated in light of the Company’s long-term operational and financial underperformance.

We encourage all shareholders to review the Company's proxy disclosures in detail in the Company's Proxy Statement.

The affirmative vote of a majority of shares cast at the Annual Meeting will be required to approve the Company’s executive compensation, on an advisory basis.

WE URGE YOU TO VOTE AGAINST PROPOSAL 3.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote.  Shareholders are not entitled to cumulative voting rights. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, including the Company’s Proxy Statement, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014, AGAINST the advisory vote on executive compensation, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

Based on publicly available information, we believe the current Board intends to nominate eight candidates for election as directors at the Annual Meeting.  This Proxy Statement is soliciting votes to elect our three Nominees. According to the Company's Proxy Statement, the Company intends to nominate eight candidates for election to the Board. Therefore, we are "rounding out" our slate of three Nominees by permitting shareholders to also vote for the Company's nominees other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia by voting on the WHITE proxy card.  This gives shareholders who wish to vote for our Nominees and such other persons the ability to do so. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s Proxy Statement. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected. The Participants intend to vote all of their shares of Common Stock in favor of the Nominees and each of the Company's candidates other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

According to the Company's Proxy Statement, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at an annual meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an Inspector of Election, IVS Associates, Inc., to determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Abstentions and "broker non-votes" are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

According to the Company’s Proxy Statement, (i) votes "withheld" in respect of, a candidate will have no effect on the outcome of the election of directors except in the case of votes withheld to the extent they revoke earlier dated proxy cards pursuant to Proposal 1; (ii) in accordance with New York State law, abstentions will not be counted in determining the votes cast at the Annual Meeting; and (iii) abstentions and "broker non-votes" will be counted for the purposes of determining whether there is a quorum and will have no effect on the outcome of Proposals 1, 2 and 3.

13

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company's Proxy Statement, the eight nominees for director receiving the highest vote totals will be elected as directors of the Company.  Withheld votes will have no impact on the election of directors.

Ratification Of Independent Registered Public Accounting Firm and Advisory Vote on Executive Compensation ─ According to the Company's Proxy Statement, approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) and advisory vote on executive compensation (Proposal 3) will each require the affirmative vote of a majority of the votes cast on such Proposal.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD AND THE COMPANY'S NOMINEES OTHER THAN JO ANN GOLDEN, JEROME J. LANDE AND STEPHEN M. MANDIA, FOR THE APPOINTMENT OF PWC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AGAINST THE COMPANY'S PROPOSAL ON EXECUTIVE COMPENSATION, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

APPRAISAL/DISSENTER RIGHTS

Shareholders are not entitled to appraisal or dissenters' rights under New York law in connection with the Proposals or this Proxy Statement.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by Voce and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Voce will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Voce has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Voce will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by the Participants. Costs of the Proxy Solicitation are currently estimated to be approximately $100,000. Voce estimates that through the date hereof, expenses incurred in connection with the Proxy Solicitation are approximately $175,000. If successful, we may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company's shareholders. The Board would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, advisors, printing, advertising, postage and related expenses and fees.

Voce has retained Georgeson, Inc. (“Georgeson”) to provide solicitation and advisory services in connection with this solicitation. Georgeson will receive a fee not to exceed $20,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by VCM against certain liabilities and expenses, including certain liabilities under the federal securities laws.   Georgeson will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Georgeson will employ approximately 30 persons to solicit the Company's shareholders as part of this solicitation.  Georgeson does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this Proxy Solicitation.

14

Important Notice Regarding the Availability of this Proxy Statement

This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation are available on the Internet, free of charge, at https://www.proxy-direct.com/vcm-25996.

Information Concerning ConMed

Voce has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company's Proxy Statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company's directors, nominees and management; certain shareholders' beneficial ownership of more than 5% of the Company's voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the 2015 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. Voce takes no responsibility for the accuracy or completeness of information contained in the Company's Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Voce does not have any knowledge indicating that any statement contained herein is untrue, we do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of Voce, or for any failure of the Company to disclose events that may affect the accuracy or completeness of such information.

Conclusion

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

Thank you for your support,

Voce Catalyst Partners LP

Voce Capital LLC

Voce Capital Management LLC

James W. Green

Joshua H. Levine

J. Daniel Plants

August 13, 2014

15

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF CONMED CORPORATION DURING THE PAST TWO YEARS

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. As of the date of hereof, all of the Participants that own of record or beneficially securities of the Company are listed below. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business.

Voce Catalyst Partners LP

Trade Date	Shares Purchased (Sold)
7/9/2013	2000
7/24/2013	2100
7/30/2013	7500
8/2/2013	2000
8/5/2013	2700
8/7/2013	4000
8/15/2013	2000
8/16/2013	158
8/30/2013	2630
10/29/2013	2000
10/30/2013	2000
11/1/2013	5000
2/6/2014	3800
3/17/2014	5000
3/18/2014	1944
5/9/2014	(10744)
6/3/2014	8000
7/1/2014	10081
7/2/2014	1000
7/3/2014	1513
7/28/2014	17970
8/12/2014	6633

Voce Capital Management LLC

Trade Date	Shares Purchased (Sold)
7/1/2014	24919
7/2/2014	9750
7/3/2014	987
7/28/2014	12030
8/12/2014	4367

J. Daniel Plants

Trade Date	Shares Purchased (Sold)
3/17/2014	2300
3/24/2014	300
3/25/2014	250
3/27/2014	250

James W. Green

Trade Date	Shares Purchased (Sold)
1/22/2014	250
1/28/2014	200

Joshua H. Levine

Trade Date	Shares Purchased (Sold)
1/28/2014	400
1/30/2014	2500
2/11/2014	23000
2/12/2014	350
2/19/2014	2500
7/2/2014	5000

[FORM OF PROXY CARD]

PROXY OF SHAREHOLDERS OF CONMED CORPORATION (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2014 ANNUAL MEETING OF SHAREHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY VOCE CATALYST PARTNERS LP, VOCE CAPITAL LLC, VOCE CAPITAL MANAGEMENT LLC AND J. DANIEL PLANTS (COLLECTIVELY, "VOCE"), TOGETHER WITH JAMES W. GREEN AND JOSHUA H. LEVINE (COLLECTIVELY, WITH J. DANIEL PLANTS, THE "NOMINEES")

THIS SOLICITATION IS BEING MADE BY VOCE AND THE NOMINEES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR THE COMPANY

The undersigned appoints J. Daniel Plants and Derek O. Zaba, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Shareholders of the Company scheduled to be held at 525 French Road, Utica, New York on Wednesday September 10, 2014 at 3:30 p.m. (New York time) (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Voce a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” PURSUANT TO PROPOSAL 1, “FOR” PROPOSAL 2 AND “AGAINST” PROPOSAL 3.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF JAMES W. GREEN, JOSHUA H. LEVINE AND J. DANIEL PLANTS AND THE COMPANY'S CANDIDATES FOR ELECTION AT THE ANNUAL MEETING OTHER THAN JO ANN GOLDEN, JEROME J. LANDE AND STEPHEN M. MANDIA TO SERVE AS DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

Voce intends to use this proxy to vote (i) “FOR” Mr. Green, Mr. Levine and Mr. Plants; and (ii) “FOR” the candidates who have been nominated by the Company to serve as a director, other than Jo Ann Golden, Jerome J. Lande and Stephen M. Mandia for whom Voce is not seeking authority to vote for and will not exercise any such authority. The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any or all of our Nominees are elected.

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S).

________________________________________________________________________________________

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014:

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	To approve, on an advisory basis, the compensation of the named executive officers:

☐	☐	☐
FOR	AGAINST	ABSTAIN

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	, 2014

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.